METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED SEPTEMBER 21, 2010

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

BLACKROCK BOND INCOME PORTFOLIO and BLACKROCK DIVERSIFIED PORTFOLIO

In the section entitled “Portfolio Managers,” all references to Curtis Arledge are deleted. The following information is added for BlackRock portfolio managers Eric Pellicciaro and Rick Rieder:

BlackRock Bond Income Portfolio and BlackRock Diversified Portfolio

Other Accounts Managed as of August 5, 2010:

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Eric Pellicciaro, BlackRock Bond Income Portfolio BlackRock Diversified Portfolio	Registered investment companies	19	$13,750,000,000	0	N/A
	Other pooled investment vehicles	2	$425,400,000	1	$192,500,000
	Other accounts	0	N/A	0	N/A
Rick Rieder, BlackRock Bond Income Portfolio BlackRock Diversified Portfolio	Registered investment companies	13	$10,010,000,000	0	N/A
	Other pooled investment vehicles	4	$1,630,000,000	0	N/A
	Other accounts	1	$76,360,000	0	N/A

In addition, as of August 5, 2010, neither Messrs. Pellicciaro nor Rieder beneficially owned equity securities of any Portfolio for which they served as portfolio manager.